LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE SUMMARY PROSPECTUS DATED AUGUST 1, 2012 OF

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as may be amended or supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on November 28, 2012 and January 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report and semi-annual report to shareholders, dated October 31, 2011, and April 30, 2012, respectively, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

LMFX015234